June 8, 2026

BNY MELLON ETF TRUST
-BNY Mellon Concentrated International ETF

Supplement to Current Summary Prospectus and Prospectus

Effective July 1, 2026, the following information supersedes and replaces the information in the second paragraph in the "Portfolio Management" section in the summary prospectus and "Fund Summary – Portfolio Management" section in the prospectus:

Investment decisions for the fund have been made since the fund's inception in December 2021 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC). The members of the Investment Team with the most significant responsibility for the day-to-day management of the fund, who also are the members of Walter Scott's Investment Executive group, are: Roy Leckie, a director of Walter Scott and co-chair of the IMC; Jane Henderson, Managing Director of Walter Scott; Maxim Skorniakov, an investment manager at Walter Scott; Des Armstrong, an investment manager at Walter Scott; and Tom Miedema, an investment manager at Walter Scott.

*********

Effective July 1, 2026, the following information supersedes and replaces the information in the first two paragraphs in the "Fund Details – Management – Portfolio Managers" section in the prospectus:

Investment decisions for the fund have been made since the fund's inception in December 2021 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC). The members of the Investment Team with the most significant responsibility for the day-to-day management of the fund, who also are the members of Walter Scott's Investment Executive (IE) group, are: Roy Leckie; Jane Henderson; Maxim Skorniakov; Des Armstrong; and Tom Miedema. At Walter Scott, investment decisions are made through a collective process. The Research team initiates the investment process and all buy recommendations need to withstand the scrutiny of the whole Research team. Through this intense forensic examination and collective debate among the members of the Research team, high conviction decisions can be made. Once the Research team agrees to proceed with an investment proposal, that proposal is reviewed and ratified by the IE. A sell recommendation can be triggered by a single individual on the Research team with a well-researched dissenting argument. However, it is more common for the Research team to collectively recognize that the investment rationale for a stock has materially deteriorated or its valuation has appreciated to a level that can no longer be justified by the company’s fundamentals. Sell decisions do not require ratification by the IE, although the case for the sale will still be heard.

Mr. Leckie is a director of Walter Scott and co-chair of the IMC. Ms. Henderson is Managing Director of Walter Scott. Messrs. Skroniakov, Armstrong and Miedema are investment managers at Walter Scott. Mr. Leckie and Ms. Henderson have been employed by Walter Scott since 1995. Mr. Skorniakov has been employed by Walter Scott since 2003. Mr. Armstrong has been employed by Walter Scott since 2004. Mr. Miedema has been employed by Walter Scott since 2007. All aspects of the investment and portfolio management processes are also formally overseen by the IMC, which includes all members of the IE as well as senior Research, Investment Operations, Client Service, Governance and Operations and Compliance staff.

4864STK0626

June 8, 2026

BNY MELLON ETF TRUST
-BNY Mellon Concentrated International ETF (CI)

Supplement to Current Statement of Additional Information (SAI)

Effective July 1, 2026, the following information supplements the portfolio manager information contained in the "Certain Portfolio Manager Information" section of the SAI:

The following table lists the number and types of accounts advised by Des Armstrong and Tom Miedema, primary portfolio managers of the BNY Mellon Concentrated International ETF, and assets under management in those accounts as of May 31, 2026.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)
Des Armstrong[1]	6	$4,756	34	$20,713	114	$31,929
Tom Miedema[1]	6	$4,756	34	$20,713	114	$31,929

1 Because Messrs. Armstrong and Miedema became primary portfolio managers of CI as of July 1, 2026, their information is as of May 31, 2026.

The following table provides information on accounts managed (included within the table above) by Messrs. Armstrong and Miedema that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts (in millions)
Des Armstrong	Other Pooled Investment Vehicles	2	$463
	Other Accounts	16	$2,406
Tom Miedema	Other Pooled Investment Vehicles	2	$463
	Other Accounts	16	$2,406

The following table lists the dollar range of fund shares beneficially owned by Messrs. Armstrong and Miedema as of May 31, 2026.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Des Armstrong[1]	CI	None
Tom Miedema[1]	CI	None

1 Because Messrs. Armstrong and Miedema became primary portfolio managers of CI as of July 1, 2026, their information is as of May 31, 2026.

Effective July 1, 2026, all references to Fraser Fox are removed from the SAI.

ETFS-SAISTK0626A